Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Henry J. Herrmann, Chief Executive Officer of Waddell & Reed Financial, Inc. (the “Company”) hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 (the “Act”), that:

1.                                       The Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 (the “Report”) dated April 25, 2006 and filed with the United States Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 25, 2006

/s/ Henry J. Herrmann
Henry J. Herrmann
Chief Executive Officer